As filed with the Securities and Exchange
                         Commission on February 28, 2005


                                                             File Nos. 333-51938
                                                                       811-10221

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 8          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 9                  X

                             AllianceBernstein Trust
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)
        Registrant's Telephone Number, including Area Code:(800) 221-5672

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                              J.B. Kittredge, Esq.
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)
[X]  on March 1, 2005 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 8 relates solely to Class A, Class R, Class K and Class I shares of AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund of the Registrant. No information contained in the Registrant's Registration Statement relating to the Class B, Class C, and Advisor Class shares of AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund of the Registrant is amended or superseded hereby. The Registrant's Prospectus dated March 1, 2005 relating to Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund of the Registrant and Statement of Additional Information dated March 1, 2005 are incorporated by reference herein.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

The AllianceBernstein Value Funds


RETIREMENT SHARES PROSPECTUS--March 1, 2005


A family of value-oriented mutual funds.

Domestic Value Funds
o AllianceBernstein Value Fund

o AllianceBernstein Small/Mid Cap Value Fund
o AllianceBernstein Growth and Income Fund
o AllianceBernstein Focused Growth & Income Fund
o AllianceBernstein Balanced Shares
o AllianceBernstein Utility Income Fund
o AllianceBernstein Real Estate Investment Fund

International Value Funds
o AllianceBernstein International Value Fund
o AllianceBernstein Global Value Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
============================
o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed
============================

TABLE OF CONTENTS
------------------------------------------------------
                                                  Page
RISK/RETURN SUMMARY                                3
AllianceBernstein Value Fund                       4
AllianceBernstein Small/Mid Cap Value Fund         5
AllianceBernstein Growth and Income Fund           6
AllianceBernstein Focused Growth & Income Fund     7
AllianceBernstein Balanced Shares                  8
AllianceBernstein Utility Income Fund              9
AllianceBernstein Real Estate Investment Fund     10
AllianceBernstein International Value Fund        11
AllianceBernstein Global Value Fund               12
SUMMARY OF PRINCIPAL RISKS                        13
PRINCIPAL RISKS BY FUND                           14
FEES AND EXPENSES OF THE FUNDS                    15
INVESTING IN THE FUNDS                            20
How To Buy Shares                                 20
The Different Share Class Expenses                20
Distribution Arrangements For Group Retirement
  Plans                                           21
Payments to Financial Intermediaries              21
How to Exchange Shares                            22
How to Sell or Redeem Shares                      22
Frequent Purchases and Redemptions of
  Fund Shares                                     22
How the Funds Value Their Shares                  24
GLOSSARY                                          24
DESCRIPTION OF THE FUNDS                          25
Investment Objectives and Principal Policies      25
Description of
Additional Investment Practices                   33
Additional Risk Considerations                    42
MANAGEMENT OF THE FUNDS                           44
Investment Adviser                                44
Portfolio Managers                                45
Legal Proceedings                                 47
Transfer Agency and Retirement Plan Servcies      48
DIVIDENDS, DISTRIBUTIONS AND TAXES                49
GENERAL INFORMATION                               49
FINANCIAL HIGHLIGHTS                              51


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about The
AllianceBernstein Value Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund

OBJECTIVE:
The Fund's investment objective is long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.


The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                     1         Since
                                                   Year**   Inception**
-----------------------------------------------------------------------
Class A                                             8.48%         6.58%
-----------------------------------------------------------------------
Class R                                            13.09%         7.59%
-----------------------------------------------------------------------
Class K                                            13.36%         7.87%
-----------------------------------------------------------------------
Class I                                            13.65%         8.13%
-----------------------------------------------------------------------
Russell 1000     (reflects no deduction for
Value Index      fees, expenses, or taxes)         16.49%         6.88%
-----------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                                1995          n/a
                                1996          n/a
                                1997          n/a
                                1998          n/a
                                1999          n/a
                                2000          n/a
                                2001          n/a
                                2002       -13.30%
                                2003        29.00%
                                2004        13.31%

Calendar Year End



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.89%, 2nd quarter, 2003; and Worst Quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund

OBJECTIVE:
The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Fund may also invest up to 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in small- to mid-capitalization companies tend to be more volatile than investments in companies with larger capitalizations. Investments in small-capitalization companies tend to be more volatile than investments in mid- or large-capitalization companies. The Fund's investments in small- to mid-capitalization companies may have additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have foreign risk and currency risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                      1         Since
                                                    Year**   Inception**
-------------------------------------------------------------------------
Class A                                              13.88%        16.63%
-------------------------------------------------------------------------
Class R                                              18.70%        17.78%
-------------------------------------------------------------------------
Class K                                              18.98%        18.04%
-------------------------------------------------------------------------
Class I                                              19.27%        18.33%
-------------------------------------------------------------------------
Russell 2500      (reflects no deduction for
Value Index       fees, expenses, or taxes)          21.58%        16.58%
-------------------------------------------------------------------------
Russell 2500      (reflects no deduction for
Index             fees, expenses, or taxes)          18.29%        12.75%
-------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                                1995             n/a
                                1996             n/a
                                1997             n/a
                                1998             n/a
                                1999             n/a
                                2000             n/a
                                2001             n/a
                                2002           -8.20%
                                2003           41.92%
                                2004           18.91%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.73%, 2nd quarter, 2003; and Worst Quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund

OBJECTIVE:
The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in securities of non-U.S. issuers have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                               1             5            10
                                            Year**        Years**       Years**
--------------------------------------------------------------------------------
Class A                                      7.16%          2.95%        13.12%
--------------------------------------------------------------------------------
Class R                                     11.66%          3.63%        13.36%
--------------------------------------------------------------------------------
Class K                                     11.98%          3.90%        13.65%
--------------------------------------------------------------------------------
Class I                                     12.25%          4.17%        13.93%
--------------------------------------------------------------------------------
Russell 1000      (reflects no deduction
Value Index       for fees, expenses,
                  or taxes)                 16.49%         5.27%         13.83%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
   Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                              1995        37.86%
                              1996        24.13%
                              1997        28.86%
                              1998        21.23%
                              1999        10.78%
                              2000        13.64%
                              2001        -1.84%
                              2002       -26.57%
                              2003        31.76%
                              2004        11.92%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund

OBJECTIVE:
The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. issuers.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. issuers, it may have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                               1              5         Since
                                            Year**        Years**   Inception**
-------------------------------------------------------------------------------
Class A                                       4.23%          7.58%         8.25%
-------------------------------------------------------------------------------
Class R                                       8.64%          8.32%         8.98%
-------------------------------------------------------------------------------
Class K                                       8.91%          8.58%         9.24%
-------------------------------------------------------------------------------
Class I                                       9.18%          8.85%         9.51%
-------------------------------------------------------------------------------
Russell 1000      (reflects no deduction
Value Index       for fees, expenses,
                  or taxes)                  16.49%          5.27%         5.27%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                           1995          n/a
                           1996          n/a
                           1997          n/a
                           1998          n/a
                           1999          n/a
                           2000        19.49%
                           2001         6.60%
                           2002       -22.19%
                           2003        39.53%
                           2004         8.86%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 19.12%, 2nd quarter, 2003; and Worst Quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares

OBJECTIVE:
The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in securities of non-U.S. issuers, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                               1              5            10
                                            Year**        Years**       Years**
-------------------------------------------------------------------------------
Class A                                       5.51%          5.77%        10.97%
-------------------------------------------------------------------------------
Class R                                       9.96%          6.48%        11.23%
-------------------------------------------------------------------------------
Class K                                      10.22%          6.75%        11.50%
-------------------------------------------------------------------------------
Class I                                      10.49%          7.01%        11.78%
-------------------------------------------------------------------------------
S&P 500           (reflects no deduction
Index             for fees, expenses,
                  or taxes)                  10.87%         -2.30%        12.07%
-------------------------------------------------------------------------------
Russell 1000      (reflects no deduction
Value Index+      for fees, expenses,
                  or taxes)                  16.49%          5.27%        13.83%
-------------------------------------------------------------------------------
Lehman Gov't/     (reflects no deduction
Credit Bond       for fees, expenses,
Index             or taxes)                   4.19%          8.00%         7.80%
-------------------------------------------------------------------------------
Citigroup         (reflects no deduction
1 Year Treasury   for fees, expenses,
Index             or taxes)                   0.74%          3.90%         4.95%
-------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
   Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ The Fund has changed the benchmark from the S&P 500 Index to the Russell 1000 Value Index. Alliance believes the Russell 1000 Value Index more closely approximates the composition of the Fund's portfolio.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                           1995        26.64%
                           1996         9.36%
                           1997        27.13%
                           1998        15.75%
                           1999          4.9%
                           2000        12.48%
                           2001         1.79%
                           2002       -10.73%
                           2003        22.78%
                           2004        10.16%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.


8


AllianceBernstein Utility Income Fund

OBJECTIVE:
The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities. The Fund's investments in securities of non-U.S. issuers have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                               1             5           10
                                             Year**       Years**      Years**
------------------------------------------------------------------------------
Class A                                       19.26%         1.12%       10.43%
------------------------------------------------------------------------------
Class R                                       24.34%         1.80%       10.70%
------------------------------------------------------------------------------
Class K                                       24.65%         2.05%       10.97%
------------------------------------------------------------------------------
Class I                                       24.95%         2.31%       11.25%
------------------------------------------------------------------------------
S&P GICS          (reflects no deduction
Utility Index     for fees, expenses,
                  or taxes)                   24.28%         3.73%         8.16%
------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
   Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratios of Class R, Class K and Class I shares.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                           1995        22.93%
                           1996         8.28%
                           1997        30.65%
                           1998        24.38%
                           1999        18.01%
                           2000        14.54%
                           2001       -19.30%
                           2002       -19.73%
                           2003        19.40%
                           2004        24.59%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund

OBJECTIVE:
The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. When interest rates rise, the Fund is subject to the risk that the maturities of such securities will lengthen and that the securities' value may decrease significantly. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                               1              5         Since
                                            Year**        Years**   Inception**
-------------------------------------------------------------------------------
Class A                                      29.07%         20.68%        13.38%
-------------------------------------------------------------------------------
Class R                                      34.53%         21.49%        13.75%
-------------------------------------------------------------------------------
Class K                                      34.87%         21.79%        14.03%
-------------------------------------------------------------------------------
Class I                                      35.20%         22.09%        14.32%
-------------------------------------------------------------------------------
S&P 500           (reflects no deduction
Index             for fees, expenses,
                  or taxes)                  10.87%         -2.30%         8.78%
-------------------------------------------------------------------------------
NAREIT            (reflects no deduction
Equity Index      for fees, expenses,
                  or taxes)                  31.58%         21.95%        14.14%
-------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
   Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                           1995          n/a
                           1996          n/a
                           1997        22.98%
                           1998       -20.22%
                           1999        -6.70%
                           2000        26.58%
                           2001         9.83%
                           2002         2.89%
                           2003        38.57%
                           2004        34.80%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 16.40%, 4th quarter, 2004; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund

OBJECTIVE:
The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                       1        Since
                                                    Year**   Inception**
-------------------------------------------------------------------------
Class A                                              19.22%        14.30%
-------------------------------------------------------------------------
Class R                                              24.18%        15.38%
-------------------------------------------------------------------------
Class K                                              24.55%        15.67%
-------------------------------------------------------------------------
Class I                                              24.86%        15.96%
-------------------------------------------------------------------------
MSCI EAFE         (reflects no deduction for
Index             fees, expenses or taxes)           20.70%         7.09%
-------------------------------------------------------------------------
MSCI EAFE         (reflects no deduction for
Index (net)+      fees, expenses or taxes
                  other than non-U.S.
                  withholding taxes)                 20.25%         6.70%
-------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                           1995          n/a
                           1996          n/a
                           1997          n/a
                           1998          n/a
                           1999          n/a
                           2000          n/a
                           2001          n/a
                           2002        -3.20%
                           2003        43.91%
                           2004        24.49%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.07%, 2nd quarter, 2003; and Worst Quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund

OBJECTIVE:
The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because their markets tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                      1         Since
                                                    Year**   Inception**
-------------------------------------------------------------------------
Class A                                              13.26%         6.63%
-------------------------------------------------------------------------
Class R                                              18.05%         7.64%
-------------------------------------------------------------------------
Class K                                              18.34%         7.91%
-------------------------------------------------------------------------
Class I                                              18.63%         8.18%
-------------------------------------------------------------------------
MSCI World        (reflects no deduction for
Index             fees, expenses or taxes)           15.25%         4.68%
-------------------------------------------------------------------------
MSCI World        (reflects no deduction for
Index (net)+      fees, expenses or taxes
                  other than non-U.S.
                  withholding taxes)                 14.72%         4.22%
-------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
   Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

             [TABLE BELOW REPRESENTS BAR CHART IN PRINTED MATERIAL.]

                            1995          n/a
                            1996          n/a
                            1997          n/a
                            1998          n/a
                            1999          n/a
                            2000          n/a
                            2001          n/a
                            2002       -14.74%
                            2003        34.86%
                            2004        18.28%

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 20.72%, 2nd quarter, 2003; and Worst Quarter was down -20.62%, 3rd quarter, 2002.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Funds are subject to market risk.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the Funds, except AllianceBernstein Growth and Income Fund and AllianceBernstein Balanced Shares, are subject to industry/sector risk.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Focused Growth & Income Fund and Global Value Fund.

INTEREST RATE RISK
This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities, such as bonds, notes and asset-backed securities, or other income-producing securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in fixed-income securities, such as AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund. Interest rate risk is generally greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. Interest rate risk is also generally greater for Funds that invest to a material extent in debt securities with longer maturities, and is compounded for Funds, such as AllianceBernstein Real Estate Investment Fund, that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds reinvest their assets in debt securities with lower interest rates. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies.

CREDIT RISK
This is the risk that the issuer of a security or the other party to an over-the-counter transaction, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK
A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

FOREIGN RISK
This is the risk of investments in issuers located in countries other than the United States. Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. issuers are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract. AllianceBernstein Small/Mid Cap Value Fund is particularly subject to liquidity risk because it invests primarily in the securities of small- and mid-capitalization companies, which may be less widely traded than the securities of large-capitalization companies.

ALLOCATION RISK
AllianceBernstein Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                Industry/ Capital- Interest          Derivative
                         Market  Sector   ization    Rate    Credit  and Lever  Foreign  Currency  Manage-    Allocation  Liquidity
Fund                      Risk    Risk     Risk      Risk     Risk    age Risk   Risk      Risk    ment Risk     Risk        Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Value Fund               o        o                          o        o        o         o         o
AllianceBernstein
  Small/Mid Cap
Value Fund                 o        o         o                o        o        o         o         o                        o
AllianceBernstein
  Growth and
  Income Fund              o                         o         o                                     o
AllianceBernstein
  Focused Growth &
  Income Fund              o        o        o                                   o         o         o
AllianceBernstein
  Balanced Shares          o        o                o         o                 o         o         o         o
AllianceBernstein
  Utility Income Fund      o        o                o         o                                     o
AllianceBernstein
  Real Estate
  Investment Fund          o        o                o         o                                     o
AllianceBernstein
  International Value
  Fund                     o        o         o                o        o        o         o         o
AllianceBernstein
  Global Value Fund        o        o         o                o        o        o         o         o

FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. SHAREHOLDER FEES (fees paid directly from your investment)


                                                           Class A Shares  Class R Shares  Class K Shares  Class I Shares
                                                           --------------  --------------  --------------  --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                 None (a)           None           None             None

Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)    None (a)           None           None             None

Exchange Fee                                                    None             None           None             None

(a) In some cases a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                        Operating Expenses                                                Examples
-----------------------------------------------------------------    ---------------------------------------------------------
AllianceBernstein
Value Fund               Class A   Class R   Class K   Class I                          Class A   Class R    Class K   Class I
                         -------   -------   -------   -------                          -------   -------    -------   -------
Management fees            .55%      .55%      .55%      .55%         After 1 Year          $539     $140       $110       $77
Distribution and                                                      After 3 Years         $781     $437       $343      $240
   Shareholder Service                                                After 5 Years       $1,041     $755       $595      $417
  (12b-1) Fees             .30%      .50%      .25%     None          After 10 Years      $1,785   $1,657     $1,317      $930
Other expenses
  Transfer agent           .24%      .26%(a)   .20%(b)   .12%(b)
  Other expenses           .08%      .07%      .08%      .08%
Total other expenses       .32%      .33%(a)   .28%(c)   .20%(c)
Total Fund operating
  expenses (d)            1.17%     1.38%(c)  1.08%(c)   .75%(c)



AllianceBernstein
Small/Mid Cap
Value Fund               Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees            .75%      .75%      .75%      .75%         After 1 Year          $537     $137       $112       $87
Distribution and                                                      After 3 Years (f)     $826      483       $390      $295
  Shareholder Service                                                 After 5 Years (f)   $1,135     $852       $689      $520
  (12b-1) Fees             .30%      .50%      .25%     None          After 10 Years (f)  $2,013   $1,889     $1,540    $1,168
Other expenses
  Transfer agent           .26%      .26%(a)   .20%(b)   .12%(b)
  Other expenses           .09%      .10%      .09%      .09%
Total other expenses       .35%      .36%(a)   .29%(c)   .21%(c)
Total Fund operating
  expenses (d)            1.40%     1.61%(c)  1.29%(c)   .96%(c)
Waiver and/or expense
  reimbursement (e)       (.25)%    (.26)%    (.19)%    (.11)%
Net Expenses              1.15%     1.35%     1.10%      .85%


Please refer to the footnotes on page 17.


                         Operating Expenses                                                 Examples
-----------------------------------------------------------------    ---------------------------------------------------------
AllianceBernstein
Growth and
Income Fund              Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .48%      .48%      .48%    .48%         After 1 Year          $523     $129        $99       $65
Distribution and                                                      After 3 Years         $730     $403       $309      $205
  Shareholder Service                                                 After 5 Years         $954     $697       $536      $357
  (12b-1) Fees               .28%      .50%      .25%     None        After 10 Years      $1,598   $1,534     $1,190      $798
Other expenses
  Transfer agent             .20%      .26%(a)   .20%(b) .12%(b)
  Other expenses             .04%      .03%      .04%    .04%
Total other expenses         .24%      .29%(a)   .24%(c) .16%(c)
Total Fund operating
  expenses (d)              1.00%     1.27%(c)   .97%(c) .64%(c)



AllianceBernstein
Focused Growth &
Income Fund              Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .55%      .55%      .55%    .55%         After 1 Year          $541     $152       $118       $85
Distribution and                                                      After 3 Years         $787     $471       $368      $265
  Shareholder Service                                                 After 5 Years       $1,052     $813       $638      $460
  (12b-1) Fees               .30%      .50%      .25%     None        After 10 Years      $1,807   $1,779     $1,409    $1,025
Other expenses
  Transfer agent             .18%      .26%(a)   .20%(b) .12%(b)
  Other expenses             .16%      .18%      .16%    .16%
Total other expenses         .34%      .44%(a)   .36%(c) .28%(c)
Total Fund operating
  expenses (d)              1.19%     1.49%(c)  1.16%(c) .83%(c)



AllianceBernstein
Balanced Shares          Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .43%      .43%      .43%    .43%         After 1 Year          $519     $129        $98       $64
Distribution and                                                      After 3 Years         $718     $403       $306      $202
  Shareholder Service                                                 After 5 Years         $933     $697       $531      $351
  (12b-1) Fees               .29%      .50%      .25%     None        After 10 Years      $1,553   $1,534     $1,178      $786
Other expenses
  Transfer agent             .16%      .26%(a)   .20%(b) .12%(b)
  Other expenses             .08%      .08%      .08%    .08%
Total other expenses         .24%      .34%(a)   .28%(c) .20%(c)
Total Fund operating
   expenses (d)              .96%     1.27%(c)   .96%(c) .63%(c)



AllianceBernstein
Utility Income Fund      Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .55%      .55%      .55%    .55%         After 1 Year          $560     $160       $128       $95
Distribution and                                                      After 3 Years         $843     $496       $400      $296
  Shareholder Service                                                 After 5 Years       $1,148     $855       $692      $515
  (12b-1) Fees               .30%      .50%      .25%     None        After 10 Years      $2,012   $1,867     $1,523    $1,143
Other expenses
  Transfer agent             .27%      .26%(g)   .20%(g) .12%(g)
  Other expenses             .26%      .26%      .26%    .26%
Total other expenses         .53%      .52%(c)   .46%(c) .38%(c)
Total Fund operating
  expenses (d)              1.38%     1.57%(c)  1.26%(c) .93%(c)



AllianceBernstein
Real Estate
Investment Fund          Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .55%      .55%      .55%    .55%         After 1 Year          $551     $150       $118       $85
Distribution and                                                      After 3 Years         $817     $465       $368      $265
  Shareholder Service                                                 After 5 Years       $1,102     $803       $638      $460
  (12b-1) Fees               .30%      .50%      .25%     None        After 10 Years      $1,915   $1,758     $1,409    $1,025
Other expenses
  Transfer agent             .28%      .26%(g)   .20%(g) .12%(g)
   Other expenses            .16%      .16%      .16%    .16%
Total other expenses         .44%      .42%(c)   .36%(c) .28%(c)
Total Fund operating
  expenses (d)              1.29%     1.47%(c)  1.16%(c) .83%(c)


Please refer to the footnotes on page 17.

                        Operating Expenses                                                 Examples
------------------------------------------------------------------   ---------------------------------------------------------
AllianceBernstein
International
Value Fund               Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .75%      .75%      .75%      .75%       After 1 Year          $542     $143       $117       $92
Distribution and                                                      After 3 Years (f)     $843     $494       $406      $311
  Shareholder Service                                                 After 5 Years (f)   $1,165     $869       $716      $547
  (12b-1) Fees               .30%      .50%      .25%     None        After 10 Years (f)  $2,076   $1,924     $1,596    $1,226
Other expenses
  Transfer agent             .27%      .26%(a)   .20%(b)   .12%(b)
  Other expenses             .14%      .13%      .14%      .14%
Total other expenses         .41%      .39%(a)   .34%(c)   .26%(c)
Total Fund operating
  expenses (d)              1.46%     1.64%(c)  1.34%(c)  1.01%(c)
Waiver and/or expense
  reimbursement (e)         (.26)%    (.24)%    (.19)%    (.11)%
Net Expenses                1.20%     1.40%     1.15%      .90%



AllianceBernstein
Global Value Fund        Class A   Class R   Class K   Class I                           Class A  Class R    Class K   Class I
                         -------   -------   -------   -------                           -------  -------    -------   -------
Management fees              .75%      .75%      .75%      .75%       After 1 Year          $567     $189       $158      $124
Distribution and                                                      After 3 Years         $867     $585       $490      $387
  Shareholder Service                                                 After 5 Years       $1,189   $1,006       $845      $670
  (12b-1) Fees               .30%      .50%      .25%     None        After 10 Years      $2,097   $2,180     $1,845    $1,477
Other expenses
  Transfer agent             .06%      .26%(g)   .20%(g)   .12%(g)
  Other expenses             .35%      .35%      .35%      .35%
Total other expenses         .41%      .61%(c)   .55%(c)   .47%(c)
Total Fund operating
  expenses (d)              1.46%     1.86%(c)  1.55%(c)  1.22%(c)

(a) The transfer agent fees for Class R shares are estimated for the current fiscal year to reflect a change in the amount of the fees. Effective March 1, 2005, the transfer agent fee payable as a percentage of net assets is 0.06%. The transfer agent fees also include an administrative services fee for the third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%. Total other operating expenses for the fiscal year ended October 31, 2004 for AllianceBernstein Growth and Income Fund were 0.17% and total operating expenses for the fiscal year ended November 30, 2004 for AllianceBernstein Value Fund, AllianceBernstein Small Mid/Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares and Alliance Bernstein International Value Fund were .34%, .42%, .39%, .25% and .41%, respectively.

(b) The transfer agent fee payable as a percentage of net assets is 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.15% for Class K shares and 0.10% for Class I shares.

(c) Based on estimated amounts for the current fiscal year.

(d) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

(e) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year (which ends November 30, 2005) and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002, may be reimbursed by the Fund until March 29, 2004. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares, 3.20% for Class B and Class C shares, 2.70% for Class R shares and 2.20% for Advisor Class shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(f) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

(g) The transfer agent fee payable as a percentage of net assets is 0.06% for Class R shares, 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20% for Class R shares, 0.15% for Class K shares and 0.10% for Class I shares.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


                              AllianceBernstein Value Fund
-------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment      (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 1.17%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00          $  122.85       $10,377.15
2            $10,377.15     $  518.86       $10,896.01          $  127.48       $10,768.52
3            $10,768.52     $  538.43       $11,306.95          $  132.29       $11,174.66
4            $11,174.66     $  558.73       $11,733.39          $  137.28       $11,596.11
5            $11,596.11     $  579.81       $12,175.92          $  142.46       $12,033.46
6            $12,033.46     $  601.67       $12,635.13          $  147.83       $12,487.30
7            $12,487.30     $  624.37       $13,111.67          $  153.41       $12,958.26
8            $12,958.26     $  647.91       $13,606.17          $  159.19       $13,446.98
9            $13,446.98     $  672.35       $14,119.33          $  165.20       $13,954.13
10           $13,954.13     $  697.71       $14,651.84          $  171.43       $14,480.41
-------------------------------------------------------------------------------------------
Cumulative                  $5,939.83                           $1,459.42



                       AllianceBernstein Small/Mid Cap Value Fund
-------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment      (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 1.15%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00          $  120.75       $10,379.25
2            $10,379.25     $  518.96       $10,898.21          $  125.33       $10,772.88
3            $10,772.88     $  538.64       $11,311.53          $  130.08       $11,181.44
4            $11,181.44     $  559.07       $11,740.52          $  135.02       $11,605.50
5            $11,605.50     $  580.28       $12,185.78          $  140.14       $12,045.64
6            $12,045.64     $  602.28       $12,647.92          $  145.45       $12,502.47
7            $12,502.47     $  625.12       $13,127.59          $  150.97       $12,976.63
8            $12,976.63     $  648.83       $13,625.46          $  156.69       $13,468.77
9            $13,468.77     $  673.44       $14,142.20          $  162.64       $13,979.57
10           $13,979.57     $  698.98       $14,678.55          $  168.80       $14,509.74
-------------------------------------------------------------------------------------------
Cumulative                  $5,945.61                           $1,435.86



                      AllianceBernstein Growth and Income Fund
-------------------------------------------------------------------------------------------
                           Hypothetical              Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment   (Current Expense       Ending
Year         Investment      Earnings     After Returns   Ratio = 1.00%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00       $  105.00       $10,395.00
2            $10,395.00     $  519.75       $10,914.75       $  109.15       $10,805.60
3            $10,805.60     $  540.28       $11,345.88       $  113.46       $11,232.42
4            $11,232.42     $  561.62       $11,794.04       $  117.94       $11,676.10
5            $11,676.10     $  583.81       $12,259.91       $  122.60       $12,137.31
6            $12,137.31     $  606.87       $12,744.18       $  127.44       $12,616.73
7            $12,616.73     $  630.84       $13,247.57       $  132.48       $13,115.10
8            $13,115.10     $  655.75       $13,770.85       $  137.71       $13,633.14
9            $13,633.14     $  681.66       $14,314.80       $  143.15       $14,171.65
10           $14,171.65     $  708.58       $14,880.23       $  148.80       $14,731.43
-------------------------------------------------------------------------------------------
Cumulative                  $5,989.15                        $1,257.72



                       AllianceBernstein Focused Growth & Income Fund
-------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment      (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 1.19%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00          $  124.95       $10,375.05
2            $10,375.05     $  518.75       $10,893.80          $  129.64       $10,764.17
3            $10,764.17     $  538.21       $11,302.37          $  134.50       $11,167.88
4            $11,167.88     $  558.39       $11,726.27          $  139.54       $11,586.73
5            $11,586.73     $  579.34       $12,166.06          $  144.78       $12,021.29
6            $12,021.29     $  601.06       $12,622.35          $  150.21       $12,472.15
7            $12,472.15     $  623.61       $13,095.75          $  155.84       $12,939.91
8            $12,939.91     $  647.00       $13,586.91          $  161.68       $13,425.23
9            $13,425.23     $  671.26       $14,096.49          $  167.75       $13,928.74
10           $13,928.74     $  696.44       $14,625.18          $  174.04       $14,451.14
-------------------------------------------------------------------------------------------
Cumulative                  $5,934.06                           $1,482.92


                           AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment      (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 0.96%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00          $  100.80       $10,399.20
2            $10,399.20     $  519.96       $10,919.16          $  104.82       $10,814.34
3            $10,814.34     $  540.72       $11,355.05          $  109.01       $11,246.04
4            $11,246.04     $  562.30       $11,808.35          $  113.36       $11,694.99
5            $11,694.99     $  584.75       $12,279.74          $  117.89       $12,161.85
6            $12,161.85     $  608.09       $12,769.94          $  122.59       $12,647.35
7            $12,647.35     $  632.37       $13,279.72          $  127.49       $13,152.23
8            $13,152.23     $  657.61       $13,809.85          $  132.57       $13,677.27
9            $13,677.27     $  683.86       $14,361.13          $  137.87       $14,223.27
10           $14,223.27     $  711.16       $14,934.43          $  143.37       $14,791.06
-------------------------------------------------------------------------------------------
Cumulative                  $6,000.83                           $1,209.77


                        AllianceBernstein Utility Income Fund
-------------------------------------------------------------------------------------------
                           Hypothetical              Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment   (Current Expense       Ending
Year         Investment      Earnings     After Returns   Ratio = 1.38%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00       $  144.90       $10,355.10
2            $10,355.10     $  517.76       $10,872.86       $  150.05       $10,722.81
3            $10,722.81     $  536.14       $11,258.95       $  155.37       $11,103.58
4            $11,103.58     $  555.18       $11,658.76       $  160.89       $11,497.86
5            $11,497.86     $  574.89       $12,072.76       $  166.60       $11,906.15
6            $11,906.15     $  595.31       $12,501.46       $  172.52       $12,328.94
7            $12,328.94     $  616.45       $12,945.39       $  178.65       $12,766.74
8            $12,766.74     $  638.34       $13,405.08       $  184.99       $13,220.09
9            $13,220.09     $  661.00       $13,881.09       $  191.56       $13,689.53
10           $13,689.53     $  684.48       $14,374.01       $  198.36       $14,175.65
-------------------------------------------------------------------------------------------
Cumulative                  $5,879.54                        $1,703.89


                 AllianceBernstein Real Estate Investment Fund
-------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment      (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 1.29%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00          $  135.45       $10,364.55
2            $10,364.55     $  518.23       $10,882.78          $  140.39       $10,742.39
3            $10,742.39     $  537.12       $11,279.51          $  145.51       $11,134.00
4            $11,134.00     $  556.70       $11,690.70          $  150.81       $11,539.89
5            $11,539.89     $  576.99       $12,116.89          $  156.31       $11,960.58
6            $11,960.58     $  598.03       $12,558.61          $  162.01       $12,396.60
7            $12,396.60     $  619.83       $13,016.43          $  167.91       $12,848.52
8            $12,848.52     $  642.43       $13,490.95          $  174.03       $13,316.91
9            $13,316.91     $  665.85       $13,982.76          $  180.38       $13,802.38
10           $13,802.38     $  690.12       $14,492.50          $  186.95       $14,305.55
-------------------------------------------------------------------------------------------
Cumulative                  $5,905.29                           $1,599.74


                   AllianceBernstein International Value Fund
-------------------------------------------------------------------------------------------
                           Hypothetical              Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment   (Current Expense       Ending
Year         Investment      Earnings     After Returns   Ratio = 1.20%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00       $  126.00       $10,374.00
2            $10,374.00     $  518.70       $10,892.70       $  130.71       $10,761.99
3            $10,761.99     $  538.10       $11,300.09       $  135.60       $11,164.49
4            $11,164.49     $  558.22       $11,722.71       $  140.67       $11,582.04
5            $11,582.04     $  579.10       $12,161.14       $  145.93       $12,015.21
6            $12,015.21     $  600.76       $12,615.97       $  151.39       $12,464.57
7            $12,464.57     $  623.23       $13,087.80       $  157.05       $12,930.75
8            $12,930.75     $  646.54       $13,577.29       $  162.93       $13,414.36
9            $13,414.36     $  670.72       $14,085.08       $  169.02       $13,916.06
10           $13,916.06     $  695.80       $14,611.86       $  175.34       $14,436.52
-------------------------------------------------------------------------------------------
Cumulative                  $5,931.17                        $1,494.66


                      AllianceBernstein Global Value Fund
-------------------------------------------------------------------------------------------
                           Hypothetical                 Hypothetical Expenses  Hypothetical
            Hypothetical    Performance    Investment     (Current Expense       Ending
Year         Investment      Earnings     After Returns      Ratio = 1.46%)     Investment
-------------------------------------------------------------------------------------------
1            $10,000.00     $  500.00       $10,500.00       $  153.30       $10,346.70
2            $10,346.70     $  517.34       $10,864.04       $  158.61       $10,705.42
3            $10,705.42     $  535.27       $11,240.69       $  164.11       $11,076.58
4            $11,076.58     $  553.83       $11,630.41       $  169.80       $11,460.60
5            $11,460.60     $  573.03       $12,033.63       $  175.69       $11,857.94
6            $11,857.94     $  592.90       $12,450.84       $  181.78       $12,269.06
7            $12,269.06     $  613.45       $12,882.51       $  188.08       $12,694.42
8            $12,694.42     $  634.72       $13,329.15       $  194.61       $13,134.54
9            $13,134.54     $  656.73       $13,791.27       $  201.35       $13,589.91
10           $13,589.91     $  679.50       $14,269.41       $  208.33       $14,061.08
-------------------------------------------------------------------------------------------
Cumulative                  $5,856.76                        $1,795.68



19


INVESTING IN THE FUNDS


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses," below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates.

Class A, Class R, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General
A Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

WHAT IS A RULE 12b-1 FEE?
A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.


Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                               Distribution and/or
                              Service (Rule  12b-1)
                              Fee (as a Percentage
                              of Aggregate Average
                                Daily Net Assets)
                              ---------------------
Class A                              0.30%
Class R                              0.50%
Class K                              0.25%
Advisor Class                         None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

What is a Financial Intermediary?
A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

- 12b-1 fees

- additional distribution support

- defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.



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The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" above.

================================================================================
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
================================================================================

As of the date of the Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  American Express Financial Advisors
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial
  IFMG Securities
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco Private Ledger
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  NPH Holdings
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  SunTrust Bank
  UBS Financial
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo

Although the Funds may use brokers or other financial intermediaries who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may

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


be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign securities, such as AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth &Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they may invest in certain fixed-income securities, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund and AllianceBernstein Real Estate Investment Fund also may be adversely affected by price arbitrage to a greater extent.


Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S.


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


Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Trustees have delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments,


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


quasi-governmental entities, governmental agencies or other governmental entities. Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES
Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES AND INDEXES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime-1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(R) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000R Growth Index and the Russell 1000(R) Value Index.

Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies (based on capitalization, the smallest 2,500 U.S. companies from among the largest 3,000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
ALLIANCEBERNSTEIN VALUE FUND
AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of

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


approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Fund. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.

The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

o Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
   companies;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
AllianceBernstein Small/Mid Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of U.S. equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of small- to mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include any borrowings for investment purposes, and "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between:

o the market capitalization of the smallest company in the Russell 2500(TM) Value Index; and

o the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2004, there were approximately 1,676 small- to mid-capitalization companies, representing a market capitalization range from approximately $80.2 million to approximately $9.5 billion. The Fund's investment policies emphasize investments in companies that Bernstein determines are undervalued, using a fundamental value approach.


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


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio and price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.
A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 15% of its total assets in securities issued by non-U.S.
   companies;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
AllianceBernstein Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in securities of non-U.S. issuers. Since the purchase of securities of non-U.S. issuers entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.


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


The Fund also may:

o  Invest in non-dividend paying stocks;

o Purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND
AllianceBernstein Focused Growth & Income Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. issuers.

The Fund also may:

o  Invest in convertible securities and rights and warrants;

o For hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o For hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

ALLIANCEBERNSTEIN BALANCED SHARES
AllianceBernstein Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in equity and fixed-income securities of non-U.S. issuers eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o Enter into contracts for the purchase or sale for future delivery of foreign currencies;

o Purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o Purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;


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


o Subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

o Make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

ALLIANCEBERNSTEIN UTILITY INCOME FUND
AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o  Invest up to 30% of its net assets in convertible securities;

o  Invest up to 5% of its net assets in rights or warrants;

o Invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o Write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o Purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o Enter into the purchase or sale of futures contracts on fixed-income securities or non-U.S. currencies, or futures contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o Purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; o Purchase or sell forward contracts;

o Enter into interest rate swaps and purchase or sell interest rate caps and floors;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;

o  Make short sales of securities or maintain a short position;

o  Make secured loans of portfolio securities of up to 20% of its total assets;
   and

o Enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND
AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-


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


Score, which analyzes thousands of properties. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S & P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S & P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit-quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o  Invest up to 15% of its net assets in convertible securities;

o  Enter into forward commitments;

o  Enter into standby commitment agreements;

o As a matter of fundamental policy, make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o  Invest up to 10% of its net assets in rights or warrants;

o  Make loans of portfolio securities of up to 25% of its total assets; and

o Enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid more quickly than anticipated when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. When interest rates rise, the Fund is subject to the risk that the maturities of such securities will lengthen and the securities' value may decrease significantly. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast

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


each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o Make secured loans of portfolio securities of up to 30% of its total assets; and o Enter into repurchase agreements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed.


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Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o  Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

o  Invest up to 15% of its net assets in illiquid securities;

o  Invest up to 10% of its total assets in rights and warrants;

o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

o  Make secured loans of portfolio securities of up to 30% of its total assets;
   and

o Enter into repurchase agreements.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and

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broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. Forward contracts may be cash settled or may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Backed Securities and Associated Risks."

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately

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negotiated derivatives, there is no similar clearing agency guarantee.
Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth &Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth &Income Fund and AllianceBernstein Balanced Shares may not purchase or sell a


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stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.


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Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps, and Floors. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited


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   to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


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The use of forward commitments enables a Fund to protect against unanticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Funds' Boards.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain


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costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.


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Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise.


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Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Value Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

Temporary Defensive Position. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and a substantial portion of the assets of AllianceBernstein Global Value Fund and AllianceBernstein Focused Growth & Income Fund may be invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities of Non-U.S. Issuers. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S.


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issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with

Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER
Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion (of which approximately $118 billion represented assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.7 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                 Fee as a percentage of      Fiscal
Fund                           average daily net assets*   Year Ended
----                           ------------------------    ----------
AllianceBernstein Value Fund                .57%              11/30/04
AllianceBernstein
  Small/Mid Cap Value Fund                  .53%              11/30/04
AllianceBernstein Growth
  and Income Fund                           .49%              10/31/04
AllianceBernstein
  Focused Growth &
  Income Fund                               .56%              11/30/04
AllianceBernstein
  Balanced Shares                           .44%              11/30/04
AllianceBernstein
  Utility Income Fund                       .57%              11/30/04
AllianceBernstein
  Real Estate
Investment Fund                             .58%              11/30/04
AllianceBernstein
  International Value Fund                  .50%              11/30/04
AllianceBernstein
  Global Value Fund                         .75%              11/30/04

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CBRE. CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the AllianceBernstein Growth and Income Fund (since 2004) and the AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with ACMC in a substantially similar capacity to her current position since prior to 2000. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of ACMC with which he has been associated in a substantially similar capacity to his current position since prior to 2000. Mr. Kelley is a Senior Vice President of ACMC with which he has been associated since prior to 2000.

The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                   Principal Occupation
Fund and                                           During the Past
Responsible Group    Employee; Year; Title         Five (5) Years
------------------------------------------------------------------------------
AllianceBernstein    Marilyn G. Fedak; since       Executive Vice President
Value Fund           inception--Executive          of ACMC since October
                     Vice President of ACMC        2000. She is Head of
U.S. Value           and Head of Sanford           SCB's Value Equities
Investment           C. Bernstein & Co., Inc.      Business and Co-Chief
Policy Group         ("SCB") Value Equities        Investment Officer of
                     Business and Co-Chief         U.S. Value Equities.
                     Investment Officer-U.S        Prior thereto she was
                     Value Equities                Chief Investment Officer
                                                   and Chairman of the U.S.
                                                   Equity Investment Policy
                                                   Group at SCB since prior
                                                   to 2000.

                                                     Principal Occupation
Fund and                                             During the Past
Responsible Group    Employee; Year; Title           Five (5) Years
------------------------------------------------------------------------------

                     John Mahedy; since 2005-        Senior Vice President of
                     Senior Vice President of        ACMC since October
                     ACMC and Co-Chief               2000, Co-Chief
                     Investment Officer of US        Investment Officer of US
                     Value Equities                  Value Equities since
                                                     2003 and Director of
                                                     Research-US Value Equities
                                                     since 2001. Prior thereto
                                                     Senior Research Analyst for
                                                     SCB since prior to 2000.

                     Christopher Marx; since 2005-   Senior Vice President of
                     Senior Vice President of        ACMC with which we
                     ACMC                            has been associated
                                                     since prior to 2000.

                     John D. Philips; since 2005-    Senior Vice President
                     Senior Vice President of        ACMC with which we
                     ACMC                            has been associated
                                                     since prior to 2000.

AllianceBernstein    Joseph G. Paul; since 2002      Senior Vice President
Small/Mid Cap        --Senior Vice President of      of ACMC and Chief
Value Fund           ACMC and Chief Investment       Investment Officer--Small
                     Officer of Small and Mid-       and Mid-Capitalization
Small/Mid Cap        Capitalization Value Equities   Value Equities since
Value Investment     and Co-Chief Investment         2002 and Co-Chief
Policy Group         Officer of Real Estate          Investment Officer of Real
                     Equity Securities since 2004    Estate Equity Securities
                                                     since 2004. He is also
                                                     Chief Investment Officer
                                                     of Advanced Value at ACMC
                                                     since October 2000 and
                                                     held the same position at
                                                     SCB since prior to 2000.

                     James W. MacGregor; since       Senior Vice President of
                     2005--Senior Vice President     ACMC since October
                     of ACMC and Director of         2000. Prior thereto he
                     Research--Small and Mid Cap     was a Senior Research
                     Value Equities                  Analyst at SCB since
                                                     prior to 2000. He is also
                                                     currently Director of
                                                     Research-Small and
                                                     Mid Cap Value Equities.

                     David Pasquale; since 2005--    Vice President of ACMC
                     Vice President of ACMC          since October 2000.
                                                     Prior thereto he was
                                                     a research associate
                                                     at SCB since prior
                                                     to 2000.

                     Andrew J. Weiner; since 2005--  Senior Vice President
                     Senior Vice President of ACMC   of ACMC since October
                                                     2000. Prior thereto he was
                                                     a research associate at
                                                     SCB since prior to 2000.

AllianceBernstein    Sharon E. Fay; since 2005--     Executive Vice
International        Executive Vice President of     President and Chief
Value Fund           ACMC and Chief Investment       Investment Officer of
                     Officer of Global Value         UK,European and
                     Equities                        Global Value Equities
International                                        since June 2003. She
Value Investment                                     has continued to serve
Policy Group                                         as Chief Investment
                                                     Officer of UK and
                                                     European Value Equities
                                                     at ACMC since 2000,
                                                     and chairs the Global,
                                                     European and UK Value
                                                     Investment Policy
                                                     Groups since prior to
                                                     2000.

                     Kevin F. Simms; since           Senior Vice President
                     inception--Senior Vice          and Co-Chief
                     President of ACMC, Co-Chief     Investment Officer of
                     Investment Officer of           International Value
                     International Value Equities    Equities at ACMC since
                     and Director of Research        2003. He is also
                     for International Value         Director of Research
                     and Global Value Equities       for International Value
                                                     and Global Value Equities
                                                     at ACMC since October 2000.
                                                     Prior thereto, he was
                                                     Director of Research for
                                                     Emerging Markets Value
                                                     Equities at SCB since prior
                                                     to 2000.

                     Henry S. D'Auria; since         Senior Vice President of
                     2003--Senior Vice President     ACMC since October
                     of ACMC, Chief Investment       2000, Chief Investment
                     Officer of Emerging Markets     Officer of Emerging
                     Value Equities and Co-Chief     Markets Value Equities
                     Investment Officer of           since 2002 and Co-
                     International Value Equities    Chief Investment Officer
                                                     of International Value
                                                     Equities of ACMC since June
                                                     2003. He is also Chief
                                                     Investment Officer of
                                                     Emerging Markets Value
                                                     Equities at ACMC since
                                                     2002. Prior thereto, he was
                                                     Director of Research of
                                                     Small Cap Value and
                                                     Emerging Markets Value
                                                     Equities at SCB since prior
                                                     to 2000.

                     Giulio A. Martini; since 2005-  Senior Vice President of
                     Senior Vice President of ACMC   ACMC with which he
                                                     has been associated since
                                                     prior to 2000.

                                                   Principal Occupation
Fund and                                           During the Past
Responsible Group    Employee; Year; Title         Five (5) Years
------------------------------------------------------------------------------

AllianceBernstein    Sharon E. Fay; since 2003-    (see above)
Global Value Fund    (see above)

Global Value         Kevin F. Simms; since         (see above)
Investment Policy    inception--(see above)
Group

                     Henry S. D'Auria; since 2005- (see above)
                     (see above)

                     Giulio A. Martini; since 2005-(see above)
                     (see above)

AllianceBernstein    Joseph G. Paul; since 2004-   (see above)
Real Estate          (see above)
Investment Fund

REIT Investment      Teresa Marziano; since 2004-  Senior Vice President of
Policy Group         Senior Vice President of      ACMC since October
                     ACMC and co-Chief             2000 and co-Chief
                     Investment Officer of         Investment Officer of
                     Real Estate Investments       Real Estate Investments
                                                   since July 2004. Prior
                                                   thereto, she was a
                                                   Senior Analyst of
                                                   investment research at
                                                   SCB since prior to 2000.

Additional information about the Portfolio Managers may be found in each Fund's SAI.

Legal Proceedings
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Funds as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with their investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Compliant was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and plan recordkeepers may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.


DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in each Fund's SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualfied deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are nonresident alien individual or a foreign corporation for federal income tax purposes, please see a Fund's SAI for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests."

GENERAL INFORMATION


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request. Financial highlights are not provided for Class R shares for AllianceBernstein Utility Income Fund, AllianceBernstein Real Estate Investment Fund and AllianceBernstein Global Value Fund and for Class K and Class I shares for all of the Funds because these shares had not commenced distribution prior to the date of the Prospectus.




                                                Income from Investment Operations
                               --------------------------------------------------------------
                                   Net                          Net Gains
                                  Asset                       or Losses on
                                 Value,                        Investments       Total from
                              Beginning of   Net Investment  (both realized      Investment
  Fiscal Year or Period          Period     Income (Loss)(a) and unrealized)     Operations
  ---------------------       ------------  ---------------- ---------------  ---------------
AllianceBernstein Value Fund
Class A
Year ended 11/30/04              $10.96       $ .14(c)(d)          $1.63           $1.77
Year ended 11/30/03                9.44         .11                 1.48            1.59
Year ended 11/30/02               10.26         .10                 (.87)           (.77)
3/29/01+ to 11/30/01              10.00         .06(c)               .20             .26
Class R
Year ended 11/30/04              $10.95       $ .12(c)(d)          $1.64           $1.76
11/03/03++ to 11/30/03            10.91         .01                  .03             .04


AllianceBernstein
Small/Mid Cap Value Fund
Class A
Year ended 11/30/04              $14.62       $ .01(c)(d)          $3.00           $3.01
Year ended 11/30/03               11.19         .02(c)              3.48            3.50
Year ended 11/30/02               11.37         .10(c)              (.11)           (.01)
3/29/01+ to 11/30/01              10.00         .09(c)              1.28            1.37
Class R
Year ended 11/30/04              $14.62       $(.06)(c)(d)         $3.05           $2.99
11/03/03++ to 11/30/03            14.24         .00(h)               .38             .38


AllianceBernstein Growth
and Income Fund
Class A
Year ended 10/31/04              $ 3.15       $ .03(c)(d)          $ .34           $ .37
Year ended 10/31/03                2.60         .03                  .56             .59
Year ended 10/31/02                3.42         .03                 (.71)           (.68)
Year ended 10/31/01                4.07         .02                 (.39)           (.37)
Year ended 10/31/00                3.70         .04                  .54             .58
Class R
11/03/03++ to 10/31/04           $ 3.17       $ .02(c)(d)          $ .32           $ .34


AllianceBernstein
Focused Growth & Income Fund
Class A
Year ended 11/30/04              $13.27       $ .10(c)(d)          $1.32           $1.42
Year ended 11/30/03               10.85        (.01)                2.43            2.42
Year ended 11/30/02               13.09        (.01)               (2.23)          (2.24)
Year ended 11/30/01               11.42        (.07)(c)             1.82            1.75
12/22/99+ to 11/30/00             10.00        (.03)(c)             1.45            1.42
Class R
Year ended 11/30/04              $13.27       $ .18(c)(d)          $1.21           $1.39
11/03/03++ to 11/30/03            13.16        0.00(h)               .11             .11


AllianceBernstein Balanced Shares
Class A
Year ended 11/30/04              $15.13       $ .31(c)(d)          $1.61           $1.92
8/01/03 to 11/30/03+++            14.54         .09                  .58             .67
Year ended 7/31/03                13.26         .28                 1.32            1.60
Year ended 7/31/02(f)             15.96         .35                (2.35)          (2.00)
Year ended 7/31/01                15.53         .39                 1.16            1.55
Year ended 7/31/00                15.63         .40                  .49             .89
Class R
Year ended 11/30/04              $15.13       $ .30(c)(d)          $1.58           $1.88
11/03/03++ to 11/30/03            15.09         .02                  .02             .04


AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/04              $12.39       $ .35(c)(d)          $3.11           $3.46
Year ended 11/30/03               11.01         .32(c)              1.30            1.62
Year ended 11/30/02               14.17         .27(c)             (3.17)          (2.90)
Year ended 11/30/01               17.90         .23                (2.88)          (2.65)
Year ended 11/30/00               16.91        1.40                  .85            2.25


AllianceBernstein Real Estate
Investment Fund
Class A
Year ended 11/30/04              $14.90       $ .27(c)(d)          $4.50           $4.77
Year ended 11/30/03               11.52         .37                 3.53            3.90
Year ended 11/30/02               11.47         .34                  .23             .57
Year ended 11/30/01               10.70         .32                  .97            1.29
9/1/00 to 11/30/00+++             10.85         .13                 (.13)           0.00
Year ended 8/31/00                10.19         .37                  .89            1.26







                                              Less Dividends and Distributions
                                --------------------------------------------------------------
                                  Dividends     Distributions
                                    from Net      in Excess of        Tax       Distributions
                                  Investment    Net Investment     Return of        from
  Fiscal Year or Period             Income          Income           Capital    Capital Gains
  ---------------------         --------------  -------------     -----------   -------------
AllianceBernstein Value Fund
Class A
Year ended 11/30/04                  $ (.10)        $0.00             $0.00         $0.00
Year ended 11/30/03                    (.07)         0.00              0.00          0.00
Year ended 11/30/02                    (.05)         0.00              0.00          0.00
3/29/01+ to 11/30/01                   0.00          0.00              0.00          0.00
Class R
Year ended 11/30/04                  $ (.08)        $0.00             $0.00         $0.00
11/03/03++ to 11/30/03                 0.00          0.00              0.00          0.00


AllianceBernstein
Small/Mid Cap Value Fund
Class A
Year ended 11/30/04                   $0.00         $0.00             $0.00        $ (.40)
Year ended 11/30/03                    (.07)         0.00              0.00          0.00
Year ended 11/30/02                    (.08)         0.00              0.00          (.09)
3/29/01+ to 11/30/01                   0.00          0.00              0.00          0.00
Class R
Year ended 11/30/04                   $0.00         $0.00             $0.00         $(.40)
11/03/03++ to 11/30/03                 0.00          0.00              0.00          0.00


AllianceBernstein Growth
and Income Fund
Class A
Year ended 10/31/04                  $ (.03)        $0.00             $0.00        $ (.01)
Year ended 10/31/03                    (.02)         0.00              (.02)         0.00
Year ended 10/31/02                    (.02)         0.00              (.02)         (.10)
Year ended 10/31/01                    (.04)         0.00              0.00          (.24)
Year ended 10/31/00                    (.04)         0.00              0.00          (.17)
Class R
11/03/03++ to 10/31/04               $ (.02)        $0.00             $0.00        $ (.01)


AllianceBernstein
Focused Growth & Income Fund
Class A
Year ended 11/30/04                   $0.00         $0.00             $0.00         $0.00
Year ended 11/30/03                    0.00          0.00              0.00          0.00
Year ended 11/30/02                    0.00          0.00              0.00          0.00
Year ended 11/30/01                    0.00          0.00              0.00          0.00
12/22/99+ to 11/30/00                  0.00          0.00              0.00          0.00
Class R
Year ended 11/30/04                   $0.00         $0.00             $0.00         $0.00
11/03/03++ to 11/30/03                 0.00          0.00              0.00          0.00


AllianceBernstein Balanced Shares
Class A
Year ended 11/30/04                  $ (.24)        $0.00             $0.00         $0.00
8/01/03 to 11/30/03+++                 (.08)         0.00              0.00          0.00
Year ended 7/31/03                     (.29)         0.00              (.03)         0.00
Year ended 7/31/02(f)                  (.34)         0.00              0.00          (.36)
Year ended 7/31/01                     (.38)         0.00              0.00          (.74)
Year ended 7/31/00                     (.35)         0.00              0.00          (.64)
Class R
Year ended 11/30/04                   $(.21)        $0.00             $0.00         $0.00
11/03/03++ to 11/30/03                 0.00          0.00              0.00          0.00


AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/04                  $ (.31)        $0.00             $0.00         $0.00
Year ended 11/30/03                    (.24)         0.00              0.00          0.00
Year ended 11/30/02                    (.26)         0.00              0.00          0.00
Year ended 11/30/01                    (.97)         0.00              (.11)         0.00
Year ended 11/30/00                    (.32)         0.00              0.00          (.94)


AllianceBernstein Real Estate
Investment Fund
Class A
Year ended 11/30/04                  $ (.52)        $0.00             $0.00         $0.00
Year ended 11/30/03                    (.52)         0.00              0.00          0.00
Year ended 11/30/02                    (.32)         0.00              (.20)         0.00
Year ended 11/30/01                    (.32)         0.00              (.20)         0.00
9/1/00 to 11/30/00+++                  (.10)         0.00              (.05)         0.00
Year ended 8/31/00                     (.42)         0.00              (.18)         0.00



                                     Less
                                   Dividends
                                      and           Less
                                 Distributions   Distributions
                                 -------------  --------------
                                                    Total       Net Asset
                                Distributions     Dividends       Value
                                in Excess of         and          End of       Total
  Fiscal Year or Period         Capital Gains   Distributions     Period     Return(b)
  ---------------------         -------------   -------------  ----------   ----------
AllianceBernstein Value Fund
Class A
Year ended 11/30/04                  $0.00         $ (.10)        $12.63       16.26%
Year ended 11/30/03                   0.00           (.07)         10.96       16.93
Year ended 11/30/02                   0.00           (.05)          9.44       (7.56)
3/29/01+ to 11/30/01                  0.00           0.00          10.26        2.60
Class R
Year ended 11/30/04                  $0.00         $ (.08)        $12.63       16.11%
11/03/03++ to 11/30/03                0.00           0.00          10.95        0.37


AllianceBernstein
Small/Mid Cap Value Fund
Class A
Year ended 11/30/04                  $0.00         $ (.40)        $17.23       21.07%
Year ended 11/30/03                   0.00           (.07)         14.62       31.50
Year ended 11/30/02                   0.00           (.17)         11.19        (.12)
3/29/01+ to 11/30/01                  0.00           0.00          11.37       13.70
Class R
Year ended 11/30/04                  $0.00         $ (.40)        $17.21       20.93%
11/03/03++ to 11/30/03                0.00           0.00          14.62        2.67


AllianceBernstein Growth
and Income Fund
Class A
Year ended 10/31/04                  $0.00         $ (.04)        $ 3.48       11.77%
Year ended 10/31/03                   0.00           (.04)          3.15       22.89
Year ended 10/31/02                   0.00           (.14)          2.60      (20.89)
Year ended 10/31/01                   0.00           (.28)          3.42       (9.49)
Year ended 10/31/00                   0.00           (.21)          4.07       16.76
Class R
11/03/03++ to 10/31/04               $0.00         $ (.03)        $ 3.48       10.81%


AllianceBernstein
Focused Growth & Income Fund
Class A
Year ended 11/30/04                  $0.00          $0.00         $14.69       10.70%
Year ended 11/30/03                   0.00           0.00          13.27       22.30
Year ended 11/30/02                   0.00           0.00          10.85      (17.11)
Year ended 11/30/01                   (.08)          (.08)         13.09       15.40
12/22/99+ to 11/30/00                 0.00           0.00          11.42       14.20
Class R
Year ended 11/30/04                  $0.00          $0.00         $14.66       10.48%
11/03/03++ to 11/30/03                0.00           0.00          13.27         .84


AllianceBernstein Balanced Shares
Class A
Year ended 11/30/04                  $0.00         $ (.24)        $16.81       12.78%
8/01/03 to 11/30/03+++                0.00           (.08)         15.13        4.62
Year ended 7/31/03                    0.00           (.32)         14.54       12.29
Year ended 7/31/02(f)                 0.00           (.70)         13.26      (12.91)
Year ended 7/31/01                    0.00          (1.12)         15.96       10.42
Year ended 7/31/00                    0.00           (.99)         15.53        6.22
Class R
Year ended 11/30/04                  $0.00         $ (.21)        $16.80       12.52%
11/03/03++ to 11/30/03                0.00           0.00          15.13         .27


AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/04                  $0.00         $ (.31)        $15.54       28.37%
Year ended 11/30/03                   0.00           (.24)         12.39       14.89
Year ended 11/30/02                   0.00           (.26)         11.01      (20.65)
Year ended 11/30/01                   0.00          (1.08)         14.17      (15.75)
Year ended 11/30/00                   0.00          (1.26)         17.90       14.14


AllianceBernstein Real Estate
Investment Fund
Class A
Year ended 11/30/04                  $0.00         $ (.52)        $19.15       32.70%
Year ended 11/30/03                   0.00           (.52)         14.90       34.89
Year ended 11/30/02                   0.00           (.52)         11.52        4.85
Year ended 11/30/01                   0.00           (.52)         11.47       12.33
9/1/00 to 11/30/00+++                 0.00           (.15)         10.70        (.05)
Year ended 8/31/00                    0.00           (.60)         10.85       13.46






                                                      Ratios / Supplemental Data
                               ---------------------------------------------------------------

                                                     Ratio of      Ratio of Net
                                 Net Assets,         Expenses     Income (Loss)
                                End of Period       to Average     to Average     Portflio
  Fiscal Year or Period        (000's omitted)      Net Assets     Net Assets   Turnover Rate
  ---------------------        ---------------     ------------   ------------- --------------
AllianceBernstein Value Fund
Class A
Year ended 11/30/04             $   187,004           1.18%(f)       1.17%(c)(d)       27%
Year ended 11/30/03                 136,924           1.45           1.12              27
Year ended 11/30/02                  95,295           1.45            .99              11
3/29/01+ to 11/30/01                 59,437           1.71*(f)        .79*(c)          14
Class R
Year ended 11/30/04             $       665           1.40%(f)       1.07%(c)(d)       27%
11/03/03++ to 11/30/03                   10           1.81*          1.16*             27


AllianceBernstein
Small/Mid Cap Value Fund
Class A
Year ended 11/30/04             $   308,303           1.17%(f)        .06%(c)(d)       31%
Year ended 11/30/03                 182,631           1.40(f)         .16(c)           23
Year ended 11/30/02                 113,070           1.40(f)         .80(c)           30
3/29/01+ to 11/30/01                 34,883           1.53*(f)       1.29*(c)          15
Class R
Year ended 11/30/04             $       453           1.35%(f)       (.38)%(c)(d)      31%
11/03/03++ to 11/30/03                   10           1.60*(f)        .21*(c)          23


AllianceBernstein Growth
and Income Fund
Class A
Year ended 10/31/04              $2,893,373           1.02%(f)        .85%(c)(d)       48%
Year ended 10/31/03               3,003,001           1.22            .94              43
Year ended 10/31/02               2,553,700           1.14            .83              75
Year ended 10/31/01               2,914,367           1.09            .64              67
Year ended 10/31/00               2,128,381            .91            .96              53
Class R
11/03/03++ to 10/31/04          $       147           1.16%*          .67%*(c)(d)      48%


AllianceBernstein
Focused Growth &Income Fund
Class A
Year ended 11/30/04             $   224,377           1.19%(f)        .73%(c)(d)      132%
Year ended 11/30/03                 163,169           1.51           (.12)            159
Year ended 11/30/02                  75,413           1.59           (.10)            218
Year ended 11/30/01                  76,617           1.85(f)        (.55)(c)         299
12/22/99+ to 11/30/00                14,583           2.50*(f)       (.33)*(c)        249
Class R
Year ended 11/30/04             $       241           1.45%(f)       1.25%(c)(d)      132%
11/03/03++ to 11/30/03                   10           1.83*          (.26)*           159


AllianceBernstein Balanced Shares
Class A
Year ended 11/30/04             $   788,685            .97%(f)       1.93%(c)(d)       58%
8/01/03 to 11/30/03+++              587,685           1.07*          1.84*             29
Year ended 7/31/03                  525,637           1.12           2.04              62
Year ended 7/31/02(f)               384,212           1.10           2.36              79
Year ended 7/31/01                  282,874           1.17           2.46              63
Year ended 7/31/00                  212,326           1.12           2.62              76
Class R
Year ended 11/30/04             $       371           1.19%(f)      1 .94%(c)(d)       58%
11/03/03++ to 11/30/03                   10           1.34*          1.70*             29


AllianceBernstein
Utility Income Fund
Class A
Year ended 11/30/04               $  62,166           1.39%(f)       2.59%(c)(d)       45%
Year ended 11/30/03                  52,188           1.50(f)        2.79(c)           74
Year ended 11/30/02                  48,908           1.50(f)        2.18(c)           99
Year ended 11/30/01                  73,487           1.46           1.38              21
Year ended 11/30/00                  52,172           1.46           8.08              24


AllianceBernstein Real Estate
Investment Fund
Class A
Year ended 11/30/04               $  88,162           1.31%(f)       1.67%(c)(d)       39%
Year ended 11/30/03                  57,701           1.74           2.84              30
Year ended 11/30/02                  35,626           1.75           2.87              37
Year ended 11/30/01                  22,422           1.78           2.84              40
9/1/00 to 11/30/00+++                20,942           1.87*          4.98*              6
Year ended 8/31/00                   22,221           1.71           3.81              26

Please refer to the footnotes on pages 54 and 55.



                                    52 & 53





                                                Income from Investment Operations
                               --------------------------------------------------------------
                                   Net                          Net Gains
                                  Asset                       or Losses on
                                 Value,                        Investments       Total from
                              Beginning of   Net Investment  (both realized      Investment
  Fiscal Year or Period          Period     Income (Loss)(a) and unrealized)     Operations
  ---------------------       ------------  ----------------  --------------  ---------------
AllianceBernstein
International Value Fund
Class A
Year ended 11/30/04              $12.82        $.16(c)(d)          $3.37           $3.53
Year ended 11/30/03                9.83         .13(c)              2.96            3.09
Year ended 11/30/02                9.64         .07(c)               .12(e)          .19
3/29/01+ to 11/30/01              10.00         .04(c)              (.40)           (.36)
Class R
Year ended 11/30/04              $12.82        $.02(c)(d)          $3.48           $3.50
11/03/03++ to 11/30/03            12.60         .00(c)(d)(h)         .22             .22


AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/04              $10.52        $.11(c)(d)          $2.09           $2.20
Year ended 11/30/03                8.57         .10(c)              1.91            2.01
Year ended 11/30/02                9.64         .05(c)             (1.12)          (1.07)
3/29/01+ to 11/30/01              10.00        (.02)(c)             (.34)           (.36)







                                            Less Dividends and Distributions
                              --------------------------------------------------------------

                                Dividends     Distributions
                                  from Net      in Excess of        Tax       Distributions
                                Investment    Net Investment     Return of        from
  Fiscal Year or Period           Income          Income           Capital    Capital Gains
  ---------------------       --------------  --------------    -----------   -------------
AllianceBernstein
International Value Fund
Class A
Year ended 11/30/04                 $(.13)        $0.00             $0.00         $0.00
Year ended 11/30/03                  (.10)         0.00              0.00          0.00
Year ended 11/30/02                  0.00          0.00              0.00          0.00
3/29/01+ to 11/30/01                 0.00          0.00              0.00          0.00
Class R
Year ended 11/30/04                 $(.09)        $0.00             $0.00         $0.00
11/03/03++ to 11/30/03               0.00          0.00              0.00          0.00


AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/04                $ (.11)        $0.00             $0.00         $0.00
Year ended 11/30/03                  (.06)         0.00              0.00          0.00
Year ended 11/30/02                  0.00          0.00              0.00          0.00
3/29/01+ to 11/30/01                 0.00          0.00              0.00          0.00






                                     Less Dividends
                                   and Distributions
                               -------------------------

                                                  Total       Net Asset
                              Distributions     Dividends       Value
                              in Excess of         and          End of       Total
  Fiscal Year or Period       Capital Gains   Distributions     Period     Return(b)
  ---------------------       -------------   -------------  ----------   ----------
AllianceBernstein
International Value Fund
Class A
Year ended 11/30/04               $ 0.00         $ (.13)       $ 16.22       27.77%
Year ended 11/30/03                 0.00           (.10)         12.82       31.80
Year ended 11/30/02                 0.00           0.00           9.83        1.97
3/29/01+ to 11/30/01                0.00           0.00           9.64       (3.60)
Class R
Year ended 11/30/04               $ 0.00         $ (.09)       $ 16.23       27.46%
11/03/03++ to 11/30/03              0.00           0.00          12.82        1.75


AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/04               $ 0.00         $ (.11)       $ 12.61       21.09%
Year ended 11/30/03                 0.00           (.06)         10.52       23.64
Year ended 11/30/02                 0.00           0.00           8.57      (11.10)
3/29/01+ to 11/30/01                0.00           0.00           9.64       (3.60)






                                                     Ratios / Supplemental Data
                              ---------------------------------------------------------------

                                                    Ratio of      Ratio of Net
                                Net Assets,         Expenses     Income (Loss)
                               End of Period       to Average     to Average     Portflio
  Fiscal Year or Period       (000's omitted)      Net Assets     Net Assets   Turnover Rate
  ---------------------       ---------------     ------------   ------------- --------------
AllianceBernstein
International Value Fund
Class A
Year ended 11/30/04              $ 455,933           1.20%(f)       1.12%(c)(d)       22%
Year ended 11/30/03                180,443           1.20(f)        1.22(c)           20
Year ended 11/30/02                 74,193           1.20(f)         .74(c)           23
3/29/01+ to 11/30/01                 3,990           1.44*(f)        .62*(c)          11
Class R
Year ended 11/30/04                  $ 960           1.40%(f)        .12%(c)(d)       22%
11/03/03++ to 11/30/03                  10           1.40*(f)        .40*(c)          20


AllianceBernstein
Global Value Fund
Class A
Year ended 11/30/04               $ 23,536           1.41%(f)        .97%(c)(d)       38%
Year ended 11/30/03                 16,298           1.50(f)        1.05(c)           29
Year ended 11/30/02                  8,892           1.76(f)         .56(c)           28
3/29/01+ to 11/30/01                 5,923           2.44*(f)       (.27)*(c)         14




+    Commencement of operations.

++   Commencement of distribution.

+++  Change in fiscal year end.

*    Annualized.

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(c) Net of fees and expenses waived/reimbursed by the Adviser.

(d) Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.

(f) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:

                                              2000      2001      2002      2003        2004
                                             -----     -----     -----     -----       -----
AllianceBernstein Value Fund
Class A                                        --       1.74%*      --        --       1.32%
Class R                                        --        --         --        --       1.54%
AllianceBernstein Small/Mid Cap Value Fund
Class A                                        --       2.41%*   1.81%       1.79%     1.58%
Class R                                        --        --         --       1.96%*    1.85%
AllianceBernstein Growth and Income Fund
Class A                                        --        --         --        --       1.13%
AllianceBernstein
Focused Growth &Income Fund
Class A                                      9.25%*     1.88%       --        --       1.34%
Class R                                        --        --         --        --       1.59%
AllianceBernstein Balanced Shares
Class A                                        --        --         --        --       1.00%
Class R                                        --        --         --        --       1.22%
AllianceBernstein Utility Income Fund
Class A                                        --        --       1.61%      1.70%     1.53%
AllianceBernstein Real Estate
Investment Fund
Class A                                        --        --         --        --       1.55%
AllianceBernstein International Value Fund
Class A                                        --       5.11%*    2.19%      1.93%     1.64%
Class R                                        --        --         --       2.31%*    1.84%
AllianceBernstein Global Value Fund
Class A                                        --       8.10%*    2.59%      1.89%     1.65%


(g) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(h) Amount is less than $.005.

For more information about the Funds, the following documents are available upon request:
o  Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  Alliance Global Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102

On the Internet: www.sec.gov


You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.


Fund SEC                                        File No.
--------                                        --------
AllianceBernstein Value Fund                   811-10221
AllianceBernstein Small/Mid Cap Value Fund     811-10221
AllianceBernstein Growth and Income Fund       811-00126
AllianceBernstein Focused Growth &Income Fund  811-09687
AllianceBernstein Balanced Shares              811-00134
AllianceBernstein Utility Income Fund          811-07916
AllianceBernstein Real Estate Investment Fund  811-07707
AllianceBernstein International Value Fund     811-10221
AllianceBernstein Global Value Fund            811-10221

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


RETACBVIPRO0305

                                     PART C

                                OTHER INFORMATION

ITEM 22.  Exhibits

(a) (1) Agreement and Declaration of Trust - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed on December 15, 2000.

     (2) First Amendment to Agreement and Declaration of Trust - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (3) Second Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (4) Third Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.


(5) Fourth Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(b) By-Laws of the Registrant - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed December 15, 2000.

(c)  Not applicable.

(d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Form of Amendment to the Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

     (4) Selected Dealer Agreement between AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 60 of the Registration Statement on Form N-1A of The AllianceBernstein Portfolios (File Nos.33-12988 and 811-05088) filed with the Securities and Exchange Commission on February 28, 2005.

     (5) Selected Agent Agreement between AllianceBernstein Investment Research and Management(formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 60 of the Registration Statement on Form N-1A of The AllianceBernstein Portfolios (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on February 28, 2005.

(f)  Not applicable.

(g) Custodian Agreement - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(h) (1) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001

     (2) Expense Limitation Agreement dated January 31, 2001 between the Registrant, on behalf of the Funds, and Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (3) Expense Limitation Agreement dated July 2, 2002 between the Registrant, on behalf of its Small Cap Value Fund and International Value Fund, and Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

     (4) Expense Limitation Agreement dated March 21, 2002 between the Registrant, on behalf of its Global Value Fund, and Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.

     (5) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (6) Expense Limitation Undertaking by Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 5 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 27, 2004.

     (7) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(i) (1) Opinion and Consent of Ropes & Gray - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Opinion and Consent of Ropes & Gray with respect to Class R shares - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (3) Opinion and Consent of Ropes & Gray LLP with respect to Class K and Class I shares - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(j)  Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)  Not applicable.

(l) Investment representation letter of Alliance Capital Management L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

(m)  Rule 12b-1 Plan - (See Exhibit (e)(1)).

(n) (1) Rule 18f-3 Plan - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Form of Amended and Restated Rule 18f-3 Plan - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

     (3) Form of Amended and Restated Rule 18f-3 Plan - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

(o) (1) Code of Ethics for the Fund - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management (formerly known as Alliance Fund Distributors, Inc.) -- incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 60 of the Registration Statement on Form N-1A of The AllianceBernstein Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on February 28, 2005.

     Other Exhibits - Powers of Attorney - incorporated by reference to Post-Effective Amendment No. 82 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on January 30, 2004. - Power of Attorney for Michael J. Downey - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

ITEM 23.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 24.  Indemnification.

     Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

     "(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

     "Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

     Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

     "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

     Article 10 of the Registrant's Bylaws provides in relevant part:

     "Indemnification

     10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Funds" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 26.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc. is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein Exchange Reserves
          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.*
          AllianceBernstein Blended Style Series, Inc.*
          AllianceBernstein Bond Fund, Inc.*
          AllianceBernstein Capital Reserves
          AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Focused Growth & Income Fund, Inc.* AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.* AllianceBernstein Government Reserves
          AllianceBernstein Greater China `97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc.* AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio1 AllianceBernstein Intermediate Diversified Municipal Portfolio1 AllianceBernstein Intermediate New York Municipal Portfolio1 AllianceBernstein International Portfolio1*
          AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.* AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Municipal Trust
          AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio1*
          AllianceBernstein Small Cap Growth Fund, Inc.
          AllianceBernstein Tax-Managed International Portfolio1 AllianceBernstein Trust**
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Portfolios***

----------
1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.

* This Fund also offers Class R shares.

** AllianceBernstein Trust - The Funds that offer Class R shares are:
AllianceBernstein International Value Fund, AllianceBernstein Small/Mid Cap Value Fund and AllianceBernstein Value Fund.

*** The AllianceBernstein Portfolios that offer Class R shares are AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, and AllianceBernstein Wealth Preservation Strategy.

(b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                            POSITIONS AND                POSITIONS AND
                            OFFICES WITH                 OFFICES WITH
NAME                        UNDERWRITER                  REGISTRANT
----                        -----------                  ----------

Directors

Marc O. Mayer               Chairman of the Board
                            and Director

Mark R. Manley              Director

Officers

Marc O. Mayer               Chairman of the Board        President and Chief
                                                         Executive Officer

Ranjani Nagaswami           Vice Chairman

Frederic L. Bloch           Executive Vice
                            President

Richard A. Davies           Executive Vice
                            President & Managing
                            Director

Kurt H. Schoknecht          Executive Vice
                            President

Frank Speno                 Executive Vice
                            President

Andrew L. Gangolf           Senior Vice President        Assistant
                            and Assistant                Secretary/Assistant
                            General Counsel              Clerk

Emilie D. Wrapp             Senior Vice President
                            and Assistant
                            General Counsel

Daniel A. Notto             Senior Vice President,
                            Counsel and Assistant
                            Secretary

Christopher S. Alpaugh      Senior Vice President

Audie G. Apple              Senior Vice President

Colin C Aymond              Senior Vice President

Adam J. Beaudry             Senior Vice President

Matthew F. Beaudry          Senior Vice President

Amy I. Belew                Senior Vice President

Susan H. Burton             Senior Vice President

Russell R. Corby            Senior Vice President

John W. Cronin              Senior Vice President

Robert J. Cruz              Senior Vice President

Jennifer M. DeLong          Senior Vice President

John C. Endahl              Senior Vice President

Adam E. Engelhardt          Senior Vice President

John Edward English         Senior Vice President

Donald N. Fritts            Senior Vice President

John A. Gagliano            Senior Vice President

Bradley F. Hanson           Senior Vice President

Joseph P. Healy             Senior Vice President

Scott Hutton                Senior Vice President

Geoffrey L. Hyde            Senior Vice President

Robert H. Joseph, Jr.       Senior Vice President

Victor Kopelakis            Senior Vice President

Joseph R. Laspina           Senior Vice President

Henry Michael Lesmeister    Senior Vice President

Eric L. Levinson            Senior Vice President

James F. Lyons              Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Thomas F. Monnerat          Senior Vice President

Joanna D. Murray            Senior Vice President

Jeffrey A. Nye              Senior Vice President

Peter J. O'Brien            Senior Vice President

John J. O'Connor            Senior Vice President

Danielle Pagano             Senior Vice President

Catherine N. Peterson       Senior Vice President

Mark A. Pletts              Senior Vice President

Robert E. Powers            Senior Vice President

Stephen C. Scanlon          Senior Vice President

John P. Schmidt             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Eileen B. Sebold            Senior Vice President

Gregory K. Shannahan        Senior Vice President

Richard J. Sidell           Senior Vice President

Peter J. Szabo              Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

Craig E. Welch              Senior Vice President

Keith A. Yoho               Senior Vice President

Mark D. Gersten             Vice President and           Treasurer and Chief
                            Treasurer                    Financial Officer/Chief
                                                         Accounting Officer

Patrick E. Ryan             Vice President and Chief
                            Financial Officer

Margaret M. Bagley          Vice President

Mark H.W. Baltimore         Vice President

Kenneth F. Barkoff          Vice President

Troy E. Barton              Vice President

Laura J. Beedy              Vice President

David A. Bedrick            Vice President

Andrew Berger               Vice President

Gregory P. Best             Vice President

John C. Bianchi             Vice President

Michael J. Bodnar           Vice President

Robert F. Brendli           Vice President

Alan T. Brum                Vice President

Brian Buehring              Vice President

Thomas E. Callahan          Vice President

Kevin T. Cannon             Vice President

Michael F. Connell          Vice President

Jean A. Coomber             Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

Brett E. Dearing            Vice President

Daniel J. Deckman           Vice President

Stephen J. Dedyo            Vice President

Sherry V. Delaney           Vice President

Janet B. DiBrita            Vice President

Carmela DiMeo               Vice President

Joseph T. Dominguez         Vice President

Michele C. Eschert Johnson  Vice President

John J. Fennessy            Vice President

Joao P. Flor                Vice President

Eric W. Frasier             Vice President

Mark A. Gessner             Vice President

Thomas R. Graffeo           Vice President

Tiffini J. Haley            Vice President

Michael S. Hart             Vice President

George R. Hrabovsky         Vice President

David A. Hunt               Vice President

Dinah J. Huntoon            Vice President

Anthony D. Ialeggio         Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Kumar Jagdeo II             Vice President

Danielle M. Klaskow         Vice President

Robert I. Kurzweil          Vice President

James D. Lathrop            Vice President

Laurel E. Lindner           Vice President

James M. Liptrot            Vice President

Armando C. Llanes           Vice President

James P. Luisi              Vice President

Todd M. Mann                Vice President

Silvia Manz                 Vice President

Kathryn Austin Masters      Vice President

Paul S. Moyer               Vice President

Doris T. Ciliberti Muller   Vice President

John F. Multhauf            Vice President

Jamie A. Nieradka           Vice President

David L. Nitz               Vice President

Nicole Nolan-Koester        Vice President

Timothy J. O'Connell        Vice President

David D. Paich              Vice President

Todd P. Patton              Vice President

Leo J. Peters IV            Vice President

Kent S. Petty               Vice President

James J. Posch              Vice President

Rizwan A. Raja              Vice President

Carol H. Rappa              Vice President

Bruce W. Reitz              Vice President

James A. Rie                Vice President

Miguel A. Rozensztroch      Vice President

Matthew J. Scarlata         Vice President

Stuart L. Shaw              Vice President

Karen Sirett                Vice President

Rayandra E. Slonina         Vice President

Bryant B. Smith             Vice President

Elizabeth M. Smith          Vice President

Ben H. Stairs               Vice President

Eileen Stauber              Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

James R. Van Deventer       Vice President

Elsia M. Vasquez            Vice President

Marie R. Vogel              Vice President

Wayne W. Wagner             Vice President

William K. Weese            Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Scott Whitehouse            Vice President

Peter H. Whitlock           Vice President

Omar J. Aridi               Assistant Vice President

Moshe Aronov                Assistant Vice President

Jire J. Baran               Assistant Vice President

Gian D. Bernardi            Assistant Vice President

Susan Bieber                Assistant Vice President

Heath A. Black              Assistant Vice President

Richard A. Brink            Assistant Vice President

Mark S. Burns               Assistant Vice President

Alice L. Chan               Assistant Vice President

Judith A. Chin              Assistant Vice President

David Chung                 Assistant Vice President

Lynne K. Civita             Assistant Vice President

Kenneth J. Connors          Assistant Vice President

Michael C. Conrath          Assistant Vice President

Shawn Conroy                Assistant Vice President

Robert A. Craft             Assistant Vice President

Marc DiFilippo              Assistant Vice President

Ralph A. DiMeglio           Assistant Vice President

Bernard J. Eng              Assistant Vice President

Michael J. Eustic           Assistant Vice President

Efrain Fernandez            Assistant Vice President

Robert A. Fiorentino        Assistant Vice President

Michael F. Greco            Assistant Vice President

Kelly P. Guter              Assistant Vice President

Terry L. Harris             Assistant Vice President

Junko Hisamatsu             Assistant Vice President

Luis Martin Hoyos           Assistant Vice President

Arthur F. Hoyt, Jr.         Assistant Vice President

Dwayne A. Javier            Assistant Vice President

Elizabeth E. Keefe          Assistant Vice President

Edward W. Kelly             Assistant Vice President

Thomas J. Khoury            Assistant Vice President

Jung M. Kim                 Assistant Vice President

Junko Kimura                Assistant Vice President

Ted R. Kosinski             Assistant Vice President

Stephen J. Laffey           Assistant Vice President

Gary M. Lang                Assistant Vice President

Christopher J. Larkin       Assistant Vice President

Evamarie C. Lombardo        Assistant Vice President

Andrew J. Magnus            Assistant Vice President

Christopher J. Markos       Assistant Vice President

Osama Mari                  Assistant Vice President

Daniel K. McGouran          Assistant Vice President

Christene M. McQuinlan      Assistant Vice President

Steven M. Miller            Assistant Vice President

Christina A. Morse          Assistant Vice President

Troy E. Mosconi             Assistant Vice President

Joseph D. Ochoa             Assistant Vice President

Alex E. Pady                Assistant Vice President

Wandra M. Perry-Hartsfield  Assistant Vice President

Matthew V. Peterson         Assistant Vice President

Peter V. Romeo              Assistant Vice President

Jessica M. Rozman           Assistant Vice President

Orlando Soler               Assistant Vice President

Nancy D. Testa              Assistant Vice President

Kari-Anna Towle             Assistant Vice President

Kayoko Umino                Assistant Vice President

Thomas M. Vitale            Assistant Vice President

Benjamin S. Wilhite         Assistant Vice President

Nina C. Wilkinson           Assistant Vice President

Joanna Wong                 Assistant Vice President

Eric J. Wright              Assistant Vice President

Maureen E. Yurcisin         Assistant Vice President

Thomas M. Zottner           Assistant Vice President

Mark R. Manley              Secretary

Colin T. Burke              Assistant Secretary

Adam R. Spilka              Assistant Secretary

(c)  Not Applicable.

ITEM 27.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 28.  Management Services.

          Not applicable.

ITEM 29.  Undertakings.

          The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                              ********************

Notice

          A copy of the Agreement and Declaration of Trust of AllianceBernstein Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of February, 2005.


                                              THE ALLIANCEBERNSTEIN TRUST

                                              By:  Marc O. Mayer*
                                                   -------------
                                                   Marc O. Mayer
                                                   President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

PRINCIPAL EXECUTIVE OFFICER:

     Marc O. Mayer*,
     President and Chief Executive Officer


PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

     /s/ Mark D. Gersten
     -----------------------
         Mark D. Gersten,
         Treasurer and Chief Financial Officer
         Date: February 28, 2005


TRUSTEES:

     Marc O. Mayer*
     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*

*By: /s/ Andrew L. Gangolf
     ------------------------
         Andrew L. Gangolf
         As Attorney-in-Fact
         Date: February 28, 2005

                               INDEX TO EXHIBITS

Exhibit   Exhibit Name
-------   ------------


(j)       Consent of Independent Registered Public Accounting Firm




00250.0442 #551433